UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2020

USIO, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                      Entry into a Material Definitive Agreement.

Item 2.01                      Completion of Acquisition or Disposition of Assets.

Item 3.02                      Unregistered Sales of Equity Securities.

On December 15, 2020, we entered into an asset purchase agreement to purchase substantially all of the assets of Information Management Solutions, LLC, a Texas limited liability company in the business of electronic bill presentment, document composition, document decomposition and printing and mailing services serving hundreds of customers representing a wide range of industry verticals, including utilities and financial institutions. The purchase price consisted of a cash payment of $5,900,000 at closing and 945,599 unregistered warrants to purchase shares of common stock of Usio, Inc., or 945,599 shares of our common stock, $0.001 par value per share, with an exercise price of $4.23 per share.

The final number of warrants was determined by dividing $2,000,000 by the 5-day weighted average closing price for the four trading days preceding the closing date and the closing day, or $2.115 per share. The exercise price of the warrants was determined by multiplying the 5-day weighted average closing price by the number 2. The warrants vest in three equal installments on the first, second and third anniversary of the closing date and have a term of five years from vest.

The asset purchase agreement contains customary representations, warranties and indemnification provisions.

In addition, we entered into consulting agreements with the two selling holders Henry Minten and Kelly Dowe for certain transition services for a consideration of $50,000 each.

The issuance of the warrants and the underlying shares of common stock in connection with the purchase agreement was exempt from registration pursuant to the exemption contained in Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, inasmuch as it was not a public offering since no general solicitation or advertising of any kind was used in connection with the issuance and there was only a limited number of recipients or the recipients were knowledgeable accredited investors who understand the investment risks. Accordingly, the shares issued as consideration for the purchase agreement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

The foregoing descriptions of the purchase and warrant agreements are not complete and are qualified in their entirety by reference to the full text of the purchase and employment agreements, copies of which are filed herewith as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Forward-Looking Statements Disclaimer

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to its future activities or future events or conditions. The words “continue,” “will,” “bring,” “believe,” “estimate,” “expect,” “intend,” “plan,” “expand,” “should,” “likely,” and similar expressions as they relate to us or our management are intended to identify these forward-looking statements. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including risks related to the closing of the IMS acquisition, the realization of the anticipated opportunities from the IMS acquisition, management of our growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the loss of key personnel, growing competition in the electronic commerce market, the security of the Company’s software, hardware and information, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in its filings with the SEC, including those risks discussed in the Company’s Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date as of which such statement was made.

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The financial statements required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

10.1*	Asset Purchase Agreement between the Company and Information Management Solutions, LLC dated December 15, 2020.

10.2*	Warrant Agreement between the Company and Information Management Solutions, LLC dated December 15, 2020.

_____________________________

*

The exhibits or schedules to the Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K.  The Company will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USIO, INC.

Date: December 18, 2020

By: /s/ Louis A. Hoch

Name: Louis A. Hoch

Title: Chief Executive Officer and President